UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MBX BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MBX BIOSCIENCES, INC.

11711 N. Meridian Street, Suite 300

Carmel, Indiana 46032

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held online on June 5, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders, or Annual Meeting, of MBX Biosciences, Inc., is on June 5, 2025 at 8:00 AM Eastern Time. This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You may attend the meeting virtually via the Internet by visiting www.virtualshareholdermeeting.com/MBX2025, where you will be able to vote electronically and submit questions. You will need the control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.
To elect two class I directors to our board of directors, to serve until the 2028 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of two class I directors nominated by the board of directors.

Only MBX Biosciences, Inc. stockholders of record at the close of business on April 11, 2025, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

MBX Biosciences, Inc. is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2024, or 2024 Annual Report. We plan to mail the Notice on or about April 23, 2025, and it contains instructions on how to access both the 2024 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

To vote your shares prior the Annual Meeting, you must visit www.proxyvote.com, which contains all the materials related to the Annual Meeting, including voting instructions. To be admitted to the Annual Meeting and vote your shares at that time, you must visit www.virtualshareholdermeeting.com/MBX2025 and provide the control number as provided in the Notice, or proxy card, or voting instruction form. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still change your vote at the virtual meeting.

Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

P. Kent Hawryluk President and Chief Executive Officer

Carmel, Indiana

April 23, 2025

Table of Contents

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	6
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS MBX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025	11
CORPORATE GOVERNANCE	13
EXECUTIVE OFFICERS	20
EXECUTIVE COMPENSATION	21
DIRECTOR COMPENSATION	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	29
PRINCIPAL STOCKHOLDERS	32
REPORT OF THE AUDIT COMMITTEE	35
HOUSEHOLDING	36
STOCKHOLDER PROPOSALS	37
OTHER MATTERS	38

i

MBX BIOSCIENCES, INC.

11711 N. Meridian Street, Suite 300

Carmel, Indiana 46032

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ONLINE ON June 5, 2025

This proxy statement contains information about the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of MBX Biosciences, Inc., which will be held online on June 5, 2025 at 8:00 AM Eastern Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/MBX2025 where you will be able to vote electronically and submit questions. The board of directors of MBX Biosciences, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “MBX,” the “Company,” “we,” “us,” and “our” refer to MBX Biosciences, Inc. The mailing address of our principal executive offices is MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, and our Annual Report for the fiscal year ended December 31, 2024, or 2024 Annual Report, on or about April 23, 2025.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in September 2024; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 5, 2025:

This proxy statement and our 2024 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our 2024 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary. This proxy statement and our 2024 Annual Report are also available on the SEC’s website at www.sec.gov.

MBX BIOSCIENCES, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why are you holding a virtual Annual Meeting?

This year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our board of directors or management.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/MBX2025 and enter the control number provided in the Notice on the day of the meeting, June 5, 2025, at 8:00 AM Eastern Time, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:00 AM Eastern Time on June 5, 2025. We encourage stockholders to login to this website and access the webcast up to 15 minutes prior to the start time of the Annual Meeting. You should allow ample time in advance of the meeting. Additionally, questions regarding how to attend and participate via the Internet can be answered by following the instructions included at www.proxyvote.com.

If you wish to submit a question during the Annual Meeting, you will be able to so during the meeting at www.virtualshareholdermeeting.com/MBX2025 and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct and Procedures, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct and Procedures will be available on www.virtualshareholdermeeting.com/MBX2025 during the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on www.virtualshareholdermeeting.com/MBX2025 up to 15 minutes prior to the start time of the meeting.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We are mailing to our stockholders a Notice instead of a paper copy of the accompanying proxy statement and our 2024 Annual Report on or about April 23, 2025, and it contains instructions on how to access those documents over the Internet. You will need the control number included on the Notice, proxy card or voting instruction form to access these materials. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting, including at any adjournments or postponements of the meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 11, 2025.

How many votes can be cast by all stockholders?

There were 33,424,371 shares of our voting common stock, par value $0.0001 per share, outstanding on April 11, 2025, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. There are no cumulative voting rights. No shares of preferred stock were outstanding as of April 11, 2025.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week, by 11:59 PM Eastern Time on Wednesday, June 4, 2025. You will need the control number included on your Notice or proxy card.
•
During the Annual Meeting. You may vote virtually by attending the meeting through www.virtualshareholdermeeting.com/MBX2025. To attend the Annual Meeting and vote your shares, you must login with the control number located on your Notice or proxy card.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week, by 11:59 PM Eastern Time on Wednesday, June 4, 2025. You will need the control number included on your Notice or proxy card.
•
By Mail. You may vote by completing and mailing your proxy card.

Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide the holders of a majority in voting power of the outstanding shares of stock entitled to vote at, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 33,424,371 shares of common stock outstanding and entitled to vote on April 11, 2025, our record date. Therefore, a quorum will be present if 16,712,186 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions, votes withheld and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote your shares with respect to this proposal, your broker may not vote for this proposal, and those shares will be counted as broker “non-votes.”

To elect our director and approve the other proposal being considered at the Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Directors	Plurality	No
Ratification of Independent Registered Public Accounting Firm	Majority of the votes properly cast	Yes

Shares voting “withheld” have no effect on the election of the directors (Proposal No. 1). Broker non-votes are not considered votes cast and will have no effect on the election of the directors.

Ratification of our independent registered public accounting firm (Proposal No. 2) is considered to be a discretionary item, and your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you. Abstentions and broker non-votes, if any, will not be counted “For” or “Against” Proposal No. 2 and will have no effect on Proposal No. 2.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2026 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 24, 2025. In addition, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to present matters at the 2026 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b). If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

In accordance with the terms of our certificate of incorporation and our bylaws, our board of directors is divided into three staggered classes of directors and each director is assigned to one of the three classes. At each annual meeting of the stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2025 for Class I directors, 2026 for Class II directors and 2027 for Class III directors.

•
Our Class I directors are Tiba Aynechi, Carl L. Gordon and P. Kent Hawryluk;
•
Our Class II directors are James M. Cornelius, Patrick J. Heron and Edward T. Mathers; and
•
Our Class III directors are Ora Pescovitz, Steven Ryder and Steven L. Hoerter.

Our certificate of incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

Our board of directors has nominated Tiba Aynechi and P. Kent Hawryluk for election as the Class I directors at the 2025 annual meeting of stockholders. The nominees are presently directors, and they have indicated a willingness to continue to serve as directors, if elected. If a nominee becomes unable or unwilling to serve, however, the properly submitted proxies may be voted for a substitute nominee selected by our board of directors. Carl Gordon will be departing from our board of directors following the Annual Meeting and we thank him for his service as a director.

Our corporate governance guidelines provide that the board of directors, with advice and input from our Nominating and Corporate Governance Committee, will determine the appropriate characteristics, skills, and experience for the board of directors as a whole and for its individual members. In evaluating director nominee candidates, the board of directors considers such factors as: (i) the candidate possessing relevant experience and expertise to enable him or her to be able to offer germane advice and guidance to management; (ii) proven achievement and competence in his or her field; (iii) the ability to exercise sound business judgment; (iv) the candidate having an understanding of the fiduciary responsibilities required of a director; (v) commitment to devoting time and energy to the affairs of the Company; (vi) the candidate having a diverse personal background, perspective and experience; and (vii) commitment to vigorously represent the long-term interests of the Company’s stockholders.

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our Nominating and Corporate Governance Committee, considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to MBX Biosciences, Inc. and our board of directors.

Name	Age	Position(s)
Employee Director
P. Kent Hawryluk	56	President, Chief Executive Officer and Director
Non-Employee Directors
Tiba Aynechi (2)(3)	49	Director
James M. Cornelius (2)(3)	81	Director
Carl L. Gordon (3)(4)(5)	60	Director
Patrick J. Heron (1)(2)	54	Lead Independent Director
Steven L. Hoerter	54	Director
Edward T. Mathers (1)(4)	65	Director
Ora Pescovitz, M.D. (1)(4)	68	Director
Steven Ryder, M.D. (4)	74	Director

(1) Member of the Nominating and Corporate Governance Committee.

(2) Member of the Compensation Committee.

(3) Member of the Audit Committee.

(4) Member of the Science and Medicine Committee

(5) Departing following the Annual Meeting

Nominees for Election as Class I Directors (Term Expires at Annual Meeting)

Tiba Aynechi, Ph.D., has served on our board of directors since November 2022. She has served as a General Partner of Norwest Venture Partners’ healthcare team since December 2021 and previously, Dr. Aynechi served in various roles at Novo Holdings A/S, one of the top life sciences investment firms, from March 2010 to December 2021, most recently as senior partner. Dr. Aynechi currently serves on the boards of directors of Spruce Biosciences Inc. (Nasdaq: SPRB) since May 2016, Rezo Therapeutics Inc. since July 2022, Avalyn Pharma Inc. since April 2017, Ray Therapeutics, Inc. since May 2023, Engrail Therapeutics, Inc. since March 2024 and Nuvig Therapeutics, Inc. since October 2024. She has served on various public and private boards of directors including iRhythm Technologies, Inc. (Nasdaq: IRTC) from May 2014 to April 2017, Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM) from October 2018 to August 2021, Nkarta, Inc. (Nasdaq: NKTX) from August 2015 to June 2022, Aristea Therapeutics, Inc. from August 2018 to December 2021 and MDLive Inc. from July 2018 to May 2021. Dr. Aynechi attended the University of California Irvine where she received a B.S. in Physics with a biomedical concentration. She also holds a Ph.D. in Biophysics from the University of California San Francisco, where she also did her Postdoctoral Fellowship. Dr. Aynechi is also a published author of scientific articles and book chapters in rational drug design. Our board of directors believes Dr. Aynechi is qualified to serve as a director because of her extensive experience in the biotechnology and pharmaceutical industries, including her expertise in handling a wide range of financing transactions.

P. Kent Hawryluk is one of our co-founders and has served as our President and Chief Executive Officer since January 2020 and as a member of our board of directors since April 2019. Mr. Hawryluk has also served as a partner of Twilight Venture Partners, LLC, a private seed- and early-stage life science venture capital fund, since January 2003. Prior to joining MBX, Mr. Hawryluk was Co-Founder and Chief Business Officer of Avidity Biosciences, Inc. (Nasdaq: RNA), an RNA therapeutics company, from January 2013 to December 2019. Previously, he served as Co-Founder and Chief Executive Officer of MB2 LLC (subsequently acquired by Novo Nordisk Inc.), a clinical-stage company focused on diabetes and obesity, from May 2014 to March 2016. Mr. Hawryluk co-founded Marcadia Biotech Inc. (subsequently acquired by F. Hoffmann-La Roche AG) and served as its Chief Business Officer and Vice President, Business Development from January 2006 to April 2011. Mr. Hawryluk served as a director of Gemphire Therapeutics Inc. (Nasdaq: GEMP), a public clinical-stage cardiovascular drug company, from February 2015 to February 2019. Mr. Hawryluk holds a B.A. from Princeton University, an MBA from Kellogg School of Management at Northwestern University, and an M.S. in Biology from Purdue University. Our board of directors believes that Mr. Hawryluk is qualified to serve as a director because of his experience founding and developing biopharmaceutical companies and his extensive management experience in the biopharmaceutical industry.

Vote Required and Board of Directors’ Recommendation

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of the directors. As a result, any shares not voted by you will be treated as a broker non-vote.

To be elected, the directors nominated via this Proposal must receive a plurality of the votes properly cast on the election of directors. Shares voting “withheld” and broker non-votes will have no effect on the election of directors. Shareholders do not have cumulative voting rights.

Properly submitted proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if a nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF TIBA AYNECHI, PH.D. AND P. KENT HAWRYLUK, AS THE CLASS I DIRECTORS, TO SERVE FOR A THREE-YEAR TERM ENDING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2028.

Directors Continuing in Office

Class II Directors (Term Expires at Annual Meeting of Stockholders taking place in 2026)

James M. Cornelius, MBA, has served on our board of directors since September 2020. Mr. Cornelius is an accomplished global biopharmaceutical leader as well as a recognized venture investor and philanthropist. Previously, he served as Chairman of the Board of Bristol Myers Squibb Co., or BMY, (NYSE: BMY) from February 2008 to May 2015, and as Chief Executive Officer from September 2006 to March 2010. Mr. Cornelius served as Chairman of the Board of Mead Johnson Nutrition (subsequently acquired by Reckitt Benckiser) from December 2009 to June 2017. Mr. Cornelius served as Board Chairman and Chief Executive Officer of Guidant Corporation (subsequently acquired by Boston Scientific Corporation (NYSE: BSX)), from November 2005 to April 2006. Previously, he was executive Chairman of the Board of Guidant Corporation and its senior executive starting from September 1994 when the Company was formed within Eli Lilly and Co., or Eli Lilly, (NYSE: LLY). Mr. Cornelius was a member of Eli Lilly’s Board of Directors and its Chief Financial Officer from 1983 until 1995. In addition, he has served on the Board of Directors of a dozen private and public companies, including The Chubb Corporation, The DIRECTV Group and Given Imaging. Mr. Cornelius is currently Chairman of Cornelius Family Foundation and Cornelius Private Investments. He earned a B.A. magna cum laude and M.B.A. from Michigan State University. Our board of directors believes that Mr. Cornelius is qualified to serve as a director because of his extensive experience as a venture capitalist and his experience serving on multiple public boards.

Patrick J. Heron, MBA, has served on our board of directors since July 2020. He has been a Managing Partner of Frazier’s Life Sciences team since August 1999. Prior to that, Mr. Heron helped develop McKinsey & Company’s west coast biotechnology consulting practice. He currently serves on the boards of directors of HilleVax, Inc. (Nasdaq: HLVX) since September 2021 and Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM) since November 2018, as well as chairman of the board of Arcutis Biotherapeutics, Inc. (Nasdaq: ARQT) since January 2017. Mr. Heron previously served as chairman of the board of Scout Bio, Inc. from January 2018 to December 2023, and as a director of SanReno Therapeutics from January 2022 to December 2023, Imago Biosciences, Inc. (acquired by Merck & Co., Inc). from October 2014 to May 2022, Vaxcyte, Inc. (Nasdaq: PCVX) from April 2017 to September 2021, Passage Bio, Inc. (Nasdaq: PASG) from July 2018 to June 2021 and Iterum Therapeutics plc (Nasdaq: ITRM) from August 2015 to April 2021. He has successfully partnered with entrepreneurs across a range of company types and stages, from early-stage drug discovery companies to $100M commercial-stage dermatology companies. He received his M.B.A. from Harvard Business School. He also holds a B.A. from the University of North Carolina at Chapel Hill, where he is a Phi Beta Kappa graduate and Morehead Scholar. Our board of directors believes that Mr. Heron is qualified to serve as a director because of his investment experience in the biopharmaceutical industry as well as his experience on numerous public and private company boards of directors.

Edward T. Mathers has served on our board of directors since July 2020. He has been a Partner at New Enterprise Associates, a venture capital firm, since August 2008. Mr. Mathers currently serves on the boards of directors of Rhythm Pharmaceuticals, Inc. (Nasdaq: RYTM), Inozyme Pharma, Inc. (Nasdaq: INZY), Synlogic, Inc. (Nasdaq: SYBX), Trevi Therapeutics, Inc. (Nasdaq: TRVI), OnKure Therapeutics, Inc. (formerly known as Reneo Pharmaceuticals, Inc.) (Nasdaq: OKUR), and Senti Biosciences, Inc. (Nasdaq: SNTI), as well as a number of private life sciences companies. Mr. Mathers previously served on the board of directors of Mirum Pharmaceuticals, Inc. (Nasdaq: MIRM) from November 2018 to September 2022, Akouos, Inc. (Nasdaq: Formerly AKUS, acquired by Eli Lilly) from October 2017 to December 2022, Ra Pharmaceuticals, Inc. (Nasdaq: RARX) from February 2010 until its acquisition by UCB in April 2020. ObsEva SA (Nasdaq: OBSV) from November 2015 until June 2023 and Lumos Pharma, Inc. (Nasdaq: LUMO) until March 2020. Prior to joining New Enterprise Associates, Mr. Mathers served in various corporate development roles at MedImmune, Inc., a biotechnology company that was acquired by AstraZeneca PLC in 2007, culminating in the position of Executive Vice President, Corporate Development and Venture. In this role, he also led the company’s venture capital subsidiary, MedImmune Ventures, Inc. Prior to that, Mr. Mathers was Vice President, Marketing and Corporate Licensing and Acquisitions at Inhale Therapeutic Systems, Inc., a biopharmaceutical company, which is now known as Nektar Therapeutics, Inc. (Nasdaq: NKTR). Previously, for 15 years, Mr. Mathers was at Glaxo Wellcome, Inc., where he held sales and marketing positions of increasing responsibility. Mr. Mathers received a B.S. in chemistry from North Carolina State University. Our board of directors believes that Mr. Mathers is qualified to serve as a director because of his senior executive roles in publicly traded life sciences companies, his extensive experience as a venture capitalist, and his service on the boards of directors of numerous biotechnology companies.

Class III Directors (Term Expires at Annual Meeting of Stockholders taking place in 2027)

Steven L. Hoerter has served on our board of directors since April 2025. Mr. Hoerter served as President, CEO and Director of Deciphera Pharmaceuticals, Inc. (formerly Nasdaq: DCPH), a public commercial-stage biotechnology company, from March 2019 to June 2024, when Deciphera was acquired by ONO Pharmaceutical for $2.4B. From February 2016 to March 2019, Mr.

Hoerter served as the Chief Commercial Officer of Agios Pharmaceuticals, Inc. (Nasdaq: AGIO), a public biotechnology company. From August 2011 to March 2015, Mr. Hoerter served as Senior Vice President, Commercial at Clovis Oncology, Inc., a biotechnology company, and from March 2015 to February 2016, he served as Chief Commercial Officer. Mr. Hoerter has served on the board of directors of ORIC Pharmaceuticals (Nasdaq: ORIC), a clinical-stage public biotechnology company, since August 2021. He has served on the board of directors of C4 Therapeutics, Inc. (Nasdaq: CCCC), a clinical-stage public biopharmaceutical company, since November 2024. Mr. Hoerter previously served on the board of directors of Deciphera from May 2018 to June 2024, Constellation Pharmaceuticals, Inc. (formerly Nasdaq: CNST), a clinical-stage public biotechnology company, from September 2018 until its acquisition by MorphoSys AG (Nasdaq: MOR) in July 2021, and Ignyta, Inc. (formerly Nasdaq: RXDX), a publicly traded precision oncology company, from December 2016 until its acquisition by Roche Holding AG (OTCM: RHHBY) in February 2018. Mr. Hoerter holds a B.A. from Bucknell University, an M.B.A. from Tilburg University, and an M.S. in management from Purdue University. Our board of directors believes that Mr. Hoerter is qualified to serve as a director because of his extensive experience on the boards of numerous biotechnology companies.

Ora Pescovitz, M.D., has served on our board of directors since April 2022. She has served as President of Oakland University since July 2017 and currently serves on the board of directors of Priority Health. Previously, Dr. Pescovitz served as Senior Vice President and U.S. Medical Leader for Lilly Biomedicines at Eli Lilly from October 2014 to June 2017. From April 2012 to February 2014, she served on the board of directors of Life Technologies Corporation (Nasdaq: Formerly LIFE, acquired by Thermo Fisher Scientific Inc. (NYSE: TMO)). From May 2009 to October 2014, she was the University of Michigan’s first female Executive Vice President for Medical Affairs and Health System Chief Executive Officer. From 2004 to 2009, Dr. Pescovitz served as president and CEO of Riley Hospital for Children and previously served as executive associate dean for research affairs and interim vice president for research administration at Indiana University. Dr. Pescovitz is a nationally recognized pediatric endocrinologist and researcher who has published 190 papers and books, and received numerous awards for her research and teaching. She earned her M.D. from the Northwestern University Feinberg School of Medicine, where she earned Distinguished Alumni Awards from both the Feinberg School of Medicine and Northwestern University. Dr. Pescovitz was elected to the National Academy of Medicine. Our board of directors believes that Dr. Pescovitz is qualified to serve as a director because of her extensive academic, business and medical experience in the healthcare field and her service on a public company board as well as several non-profit boards.

Steven Ryder, M.D., has served on our board of directors since January 2024. Dr. Ryder has served as the Chief Medical Officer of Rallybio Corporation (Nasdaq: RLYB) since January 2019. Previously, Dr. Ryder was the Chief Development Officer at Alexion Pharmaceuticals, Inc. (Nasdaq: Formerly ALXN, acquired by AstraZeneca PLC) from July 2013 to December 2018 and was the founding President of Astellas Pharma Global Development, Inc. from April 2008 to April 2013. Dr. Ryder also worked at Pfizer Inc. (Nasdaq: PFE) for 21 years where he held positions of increasing responsibility, including head of worldwide clinical development. He has also held board positions at Reata Pharmaceuticals, Inc. (Nasdaq: Formerly RETA, acquired by Biogen Inc. (Nasdaq: BIIB)) from July 2022 to September 2023 and Levo Therapeutics, Inc. Dr. Ryder earned his Doctor of Medicine from the Icahn School of Medicine at Mount Sinai. Our board of directors believes that Dr. Ryder is qualified to serve as a director because of his extensive drug development experience at biopharmaceutical companies.

Directors Departing Office Following the Annual Meeting

Carl L. Gordon, Ph.D., CFA, has served on our board of directors since July 2020. Dr.Gordon is a Managing Partner at OrbiMed Advisors LLC, an investment firm. Dr. Gordon currently serves on the boards of directors of ArriVent Biopharma, Inc. (Nasdaq: AVBP) since December 2022, Compass Therapeutics, Inc. (Nasdaq:CMPX) since September 2015, Keros Therapeutics, Inc. (Nasdaq: KROS) since March 2020, Lomond Therapeutics Holdings, Inc. (trading on OTC) since August 2024, and Terns Pharmaceuticals, Inc. (Nasdaq: TERN) since October 2018, as well as several private companies. Dr. Gordon previously served on the boards of directors of several publicly-traded companies, including Adicet Bio, Inc. (Nasdaq: ACET) from August 2015 to April 2025, Gemini Therapeutics, Inc. (Nasdaq:Formerly GMTX which merged with Disc Medicine, Inc.) from April 2016 to December 2022, Kinnate Biopharma Inc. (Nasdaq: KNTE) from December 2019 to April 2024, ORIC Pharmaceuticals, Inc. (Nasdaq: ORIC) from November 2015 to November 2021, Passage Bio, Inc. (Nasdaq: PASG) from September 2017 to February 2020, Prevail Therapeutics Inc. (Nasdaq: PRVL) from October 2017 to January 2021, Theseus Pharmaceuticals, Inc. (acquired by Concentra Biosciences LLC) from June 2018 to February 2024, and Turning Point Therapeutics, Inc. (Nasdaq: Formerly TPTX which merged with Bristol Myers Squibb Co) from May 2017 to November 2020. Dr. Gordon received his B.A. in Chemistry from Harvard College, his Ph.D. in Molecular Biology from the Massachusetts Institute of Technology, and was a Fellow at The Rockefeller University. Dr. Gordon's term as a Director will conclude at the 2025 Annual Meeting, and he has not been nominated by the Board of Directors for election to a new three-year term at the 2025 Annual Meeting.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS MBX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2025

MBX’s stockholders are being asked to ratify the appointment by the Audit Committee of the board of directors of Ernst & Young LLP ("Ernst and Young") as MBX’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Ernst & Young has served as MBX’s independent registered public accounting firm since 2023.

The Audit Committee is solely responsible for selecting MBX’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder approval is not required to appoint Ernst & Young as MBX’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Ernst & Young. If the selection of Ernst & Young is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of MBX and its stockholders.

A representative of Ernst & Young is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

MBX incurred the following fees from Ernst & Young for the audit of the financial statements and for other services provided during the years ended December 31, 2024 and 2023.

	2024	2023
Audit fees(1)	$944,548	$273,370
Audit-Related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total fees	$944,548	$273,370

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering, including comfort letters and consents.
(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2024 or 2023.
(3)
Tax fees consist of fees for tax compliance, advice and tax services. There were no such fees incurred in 2024 or 2023.
(4)
There were no other fees incurred in 2024 or 2023.

Audit Committee Pre-approval Policy and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2024 and 2023 fiscal years, no services were provided to us by Ernst & Young other than in accordance with the pre-approval policies and procedures described above.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast for and against this Proposal 2 is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS MBX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

CORPORATE GOVERNANCE

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

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Nominees should possess relevant experience and expertise to enable him or her to be able to offer germane advice and guidance to management.
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Nominees should have proven achievement and competence in his or her field.
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Nominees should possess the ability to exercise sound business judgment.
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Nominees should an understanding of the fiduciary responsibilities required of a director.
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Nominees should be committed to devoting time and energy to the affairs of MBX.
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Nominees should possess a diverse personal background, perspective and experience.
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Nominees should be committed to vigorously representing the long-term interests of our stockholders.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary. In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2024 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director independence

Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and Nominating and Corporate Governance Committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors determined that all members of our board of directors, except P. Kent Hawryluk, are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. There are no family relationships among any of our executive officers and directors. P. Kent Hawryluk is not independent under these rules because he is also an executive officer of the Company.

We have adopted a policy that outlines a process for our securityholders to send communications to the board of directors.

Board committees

Our board of directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Medicine Committee, each of which operates pursuant to a charter adopted by our board of directors and that satisfies the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. Each such committee reviews its respective charter as least annually. A current copy of the charter for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Science and Medicine Committee is available on the investor relations portion of our website at https://investors.mbxbio.com/corporate-governance/governance-overview.

Audit Committee

Our Audit Committee consists of James M. Cornelius, Tiba Aynechi and Carl L. Gordon, and is chaired by James M. Cornelius. The functions of the Audit Committee include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
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preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
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reviewing quarterly earnings releases.

All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our board of directors has determined that James M. Cornelius qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our board of directors considered the nature and scope of experience that James M. Cornelius has previously had with public reporting companies, including service as a principal financial officer, principal executive officer and principal accounting officer. Our board of directors has determined that all of the members of our Audit Committee satisfy the relevant independence requirements for service on the audit committee set forth in the rules of the SEC and the Nasdaq listing rules. Both our independent registered public accounting firm and management will periodically meet privately with our Audit Committee.

The Audit Committee was formed in August 2024 and held one meeting during the fiscal year ended December 31, 2024.

Compensation Committee

Our Compensation Committee consists of Patrick J. Heron, Tiba Aynechi and James M. Cornelius, and is chaired by Patrick Heron. The functions of the Compensation Committee include:

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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;
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reviewing and approving the compensation of our other executive officers;
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reviewing and establishing our overall management compensation, philosophy and policy;
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overseeing and administering our compensation and similar plans;
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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
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reviewing and approving our policies and procedures for the grant of equity-based awards;
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reviewing and recommending to the board of directors the compensation of our directors;
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preparing our Compensation Committee report if and when required by SEC rules;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and
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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities, or to the Company’s chief executive officer or to a committee comprised of one or more officers to grant equity-based awards to certain employees. Our Compensation Committee has delegated such authority to P. Kent Hawryluk as our chief executive officer to grant equity-based awards to employees at or below the vice president level.

The Compensation Committee was formed in August 2024 and held one meeting during the fiscal year ended December 31, 2024.

Compensation Consultant

Pearl Meyer has served as the Compensation Committee’s independent compensation consultant since September 2022. Pearl Meyer reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to hire, terminate and direct the work of Pearl Meyer. Pearl Meyer provides various executive compensation services to the Compensation Committee, including an analysis of executive compensation as relates to base salary, target annual cash incentives and long-term equity incentives for executive officers and advice on evolving industry practices and market information. As part of its engagement, Pearl Meyer assists our Compensation Committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair. Pearl Meyer also provides the Compensation Committee with advice and analysis regarding compensation of non-employee directors. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to SEC and Nasdaq rules and, taking into account the relevant factors for consideration, concluded that the work of Pearl Meyer for the Compensation Committee does not raise any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Ora Pescovitz, Patrick J. Heron and Edward T. Mathers, and is chaired by Ora Pescovitz. The functions of the Nominating and Corporate Governance Committee include:

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developing and recommending to the board of directors criteria for board and committee membership;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders, including the utilization of third party search firms;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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identifying individuals qualified to become members of the board of directors;
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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
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developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and
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overseeing the evaluation of our board of directors, committees and management.

The Nominating and Corporate Governance Committee was formed in August 2024 and did not hold any meetings during the fiscal year ended December 31, 2024.

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Science and Medicine Committee

Our Science and Medicine Committee consists of Steven Ryder, M.D., Carl Gordon, Edward T. Mathers and Ora Pescovitz, and is chaired by Dr. Ryder. The Science and Medicine Committee assists the Board's oversight of the Company's research, pipeline, nonclinical development, pharmaceutical sciences, regulatory, clinical development, and manufacturing activities.

The Science and Medicine Committee was formed in October 2024 and held two meetings in during the fiscal year ended December 31, 2024.

Our board of directors may from time to time establish other committees.

Board and Committee Meetings Attendance

The full board of directors met seven times during 2024. During 2024, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. This is our first annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our Audit Committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Insider Trading Policy and Procedures

We maintain an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all of our directors, officers, employees and other covered persons. We believe that the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. It is also our policy to comply with all insider trading laws and regulations.

A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the period ending December 31, 2024.

Code of business conduct and ethics

Our board of directors has adopted a written Code of Business Conduct and Ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics and our Code of Ethics on our website identified below. A current copy of our Code of Business Conduct and Ethics and our Code of Ethics is available on our website at https://www.mbxbio.com.

Board Leadership Structure and Board’s Role in Risk Oversight

We believe that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of our company at any point in time. Our corporate governance guidelines support flexibility in the structure the board of directors by not requiring the separation of the roles of chairperson of the board of directors and chief executive officer. The board shall fill the positions of chair and chief executive officer based upon its view of what is in the best interests of the Company. The chair and chief executive officer may, but need not be, the same person. In addition, the board may appoint a lead independent director. The lead independent director will be responsible for calling and presiding over separate meetings of the independent directors. The lead independent director will preside over periodic meetings of independent directors, serve as a liaison between the chair and the independent directors and perform such additional duties as the board may otherwise determine and delegate.

Our board of directors currently believes that it is in the best interests of our company to have our chief executive officer also serve as the chair of the board of directors, while also appointing a lead independent director of the board of the directors. We believe that our chair and chief executive officer provides strong, clear, and unified leadership that is critical in our relationships with our shareholders, employees, customers, suppliers, and other stakeholders. The extensive knowledge of the chief executive officer regarding our operations and industries and the markets in which we compete uniquely positions him to identify strategies and prioritize matters for board review and deliberation. Additionally, we believe the combined role of chair and chief executive officer facilitates centralized board leadership in one person, so there is no ambiguity about accountability. The chief executive officer serves as a bridge between management and the board of directors, ensuring that both groups act with a common purpose. This structure also eliminates conflict between two leaders and minimizes the possibility of two spokespersons sending different messages.

The board of directors does not believe that combining the position creates significant risks, including any risk that the chairman and chief executive officer will have excessive or undue influence over the agenda or deliberations of the board of directors. We believe we have effective and active oversight by experienced independent directors and independent committee chairs, and the independent directors meet together in executive session at virtually every board of directors meeting. The chairman of the board of directors provides guidance to the board of directors; facilitates an appropriate schedule for board of directors meetings; sets the agenda for board of directors meetings; presides over meetings of the board of directors; and facilitates the quality, quantity, and timeliness of the flow of information from management that is necessary for the board to effectively and responsibly perform its duties. The chief executive officer is responsible for the day-to-day leadership of our company and setting our company’s strategic direction.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors has overall oversight responsibility for our risk management, and delegates its oversight of risk assessment and management guidelines to the Audit Committee of the board of directors, as disclosed in the description of the Audit Committee above and in the related Audit Committee charter. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Policy for Recoupment of Incentive Compensation (Clawback Policy)

In accordance with the requirements of the SEC and Nasdaq listing rules, the Compensation Committee adopted a compensation recovery policy, or clawback policy, that provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we must (subject to certain limited exceptions described in the clawback policy and permitted under the SEC and Nasdaq listing rules) recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officer would have received based on the restated financial statements.

Communication with the Directors of MBX

Any interested party with concerns about our company may report such concerns to the board of directors or the lead independent director of our board of directors or the chairperson of our Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:

c/o MBX Biosciences, Inc.

11711 N. Meridian Street, Suite 300

Carmel, Indiana 46032

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to MBX’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with MBX’s legal counsel, with independent advisors, with non-management directors, or with MBX’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by MBX regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. MBX has also established a website and toll-free telephone number for the reporting of such activity, which can be found at https://www.whistleblowerservices.com/MBX or 833-545-2897, respectively.

EXECUTIVE OFFICERS

The following table sets forth information about our executive officers and directors as of April 11, 2025.

Name	Age	Position(s)

Executive Officers
P. Kent Hawryluk	56	President, Chief Executive Officer and Director
Richard Bartram	44	Chief Financial Officer
Salomon Azoulay, M.D.	68	Chief Medical Officer

The following is a biographical summary of the experience of our executive officers and directors. There are no family relationships among any of our executive officers or directors.

Executive officers

Refer to “Class I Directors” above for information about our Chief Executive Officer, P. Kent Hawryluk. Biographical information for our other executive officers is set forth below:

Richard Bartram has served as our Chief Financial Officer since April 2022. Prior to joining MBX, Mr. Bartram served as Chief Financial Officer at Esperion Therapeutics, Inc., or Esperion, (Nasdaq: ESPR), a publicly-traded pharmaceutical company focused on the development and commercialization of therapies for patients with elevated LDL-C cholesterol, from January 2018 to April 2022. Mr. Bartram also served as Esperion’s Vice President, Finance, from January 2015 to January 2018, and as Esperion’s Controller from February 2013 to January 2015. Previously, Mr. Bartram served as a public accountant at PricewaterhouseCoopers, LLP in its assurance practice. Mr. Bartram earned both a M.S. in Accounting and a B.A. in Accounting from Michigan State University and is a licensed Certified Public Accountant in the state of Michigan.

Salomon (Sam) Azoulay, M.D., has served as our Chief Medical Officer since June 2024. Prior to joining MBX, Dr. Azoulay served as Chief Medical Officer at Sumitovant Biopharma Ltd., following Roivant Sciences Ltd.’s, or Roivant, strategic spin-out of multiple portfolio companies to create an independent subsidiary of Sumitomo Pharma Co. Ltd., from January 2020 to July 2023. Dr. Azoulay previously served as Chief Medical Officer of Roivant from May 2018 to January 2020. Prior to Roivant, he served at Pfizer for nearly 20 years in positions of increasing responsibility, culminating in his position as Chief Medical Officer of Pfizer Essential Health from September 2013 to May 2018. Dr. Azoulay serves as an advisor to PharmStars' board of directors. Dr. Azoulay earned his M.D., with a specialty in cardiology, from the University of Paris VI. He also holds a D.E.S.S. in Business Administration and Management from Sorbonne University.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

EXECUTIVE COMPENSATION

The following discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding our future compensation programs. The actual amount and form of compensation and the compensation policies and practices that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The compensation earned by, or paid to, our named executive officers for the fiscal years ended December 31, 2024 and 2023 is detailed in the 2024 Summary Compensation Table, and accompanying footnotes and narrative that follow. Our named executive officers, or NEOs, for the fiscal year ended December 31, 2024 are:

•
P. Kent Hawryluk, our President and Chief Executive Officer;
•
Richard Bartram, our Chief Financial Officer; and
•
Salomon Azoulay, M.D., our Chief Medical Officer.

2024 summary compensation table

The following table shows the total compensation earned by, or paid to, our named executive officers for services rendered to us in all capacities during the fiscal years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus (1) ($)	Option awards(2) ($)	Non-equity incentive plan compensation(3) ($)	Total ($)
P. Kent Hawryluk	2024	483,300	—	1,447,017	305,000	2,235,317
President and Chief Executive Officer	2023	420,000	—	4,290,864	151,200	4,862,064
Richard Bartram	2024	442,000	—	511,567	200,001	1,153,568
Chief Financial Officer	2023	425,000	—	473,106	153,000	1,051,106
Salomon Azoulay, M.D.	2024	234,400	25,000	2,742,770	93,750	3,095,920
Chief Medical Officer (4)	2023	—	—	—	—	—

(1)
The amount reported in this column represents a discretionary bonus paid to our Chief Medical Officer, Salomon Azoulay, M.D., upon joining the Company in June 2024.

(2)
The amounts reported in this column represent the aggregate grant date fair value of stock options granted to the named executive officers during the years ended December 31, 2024 and 2023, as calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date value does not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in the grant date fair value of the awards in this column are described in Note 12—Stock-Based Compensation to our 2024 Annual Report on Form 10-K. These awards are described in more detail under “Narrative Disclosure to summary compensation table—Equity-Based Compensation” below.

(3)
The amounts reported represent annual bonuses under our annual cash bonus program based on achievement of company performance and individual performance during the years ended December 31, 2024. Dr. Azoulay was appointed as our Chief Medical Officer in June 2024, and as such, his annual bonus for 2024 was prorated. For more information on these bonuses, see description of the annual performance bonuses under the section titled “Narrative disclosure to summary compensation table—Annual cash bonuses” below.

(4)
Dr. Azoulay was appointed as our Chief Medical Officer in June 2024 and was not a named executive officer for the year ended December 31, 2023. His annual base salary for 2024 was $450,000.

Narrative disclosure to 2024 summary compensation table

Annual base salaries

Our named executive officers each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. Base salaries may be adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

As of December 31, 2024, the annual base salaries for Mr. Hawryluk, Mr. Bartram and Dr. Azoulay were $540,000, $442,000, and $450,000, respectively. In the case of Messrs. Hawryluk and Bartram, their respective base salaries were increased from $420,000 and $425,000, respectively, in connection with entering into new employment agreements with the Company effective immediately prior to our initial public offering in 2024.

Cash bonuses

For the fiscal year ended December 31, 2024 , each of the named executive officers was eligible to earn an annual incentive cash bonus determined by our board of directors in its reasonable and sole discretion, based on the individual performance and achievement of certain corporate performance milestones, including clinical milestones, research and development goals, and business development and organizational goals. The target annual bonus for each of our named executive officers for the fiscal years ended December 31, 2024 was equal to the percentage of the executive’s respective annual base salary specified below:

Name	Target bonus percentage
P. Kent Hawryluk	50%
Richard Bartram	40%
Salomon Azoulay, M.D.	40%

The annual cash bonus paid to each of our named executive officers for the fiscal year ended December 31, 2024 is set forth in the “Non-Equity Incentive Plan Compensation” column of the “summary compensation table” above.

Equity-based compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors or our Compensation Committee periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. In furtherance of these goals, in 2024 we granted stock options to our named executive officers. For additional information regarding outstanding equity awards held by our named executive officers as of December 31, 2024, see the “Outstanding equity awards at 2024 fiscal year end” table below.

Perquisites or personal benefits

We do not provide perquisites or personal benefits to our employees with an aggregate equal to or greater than $10,000.

401(k) plan

We maintain a retirement savings plan for our employees, or 401(k) plan, that is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. U.S. employees are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. We did not provide matching or discretionary contributions under the 401(k) Plan during the year ended December 31, 2024.

Employment arrangements with our named executive officers

Effective as of the closing of our initial public offering, each of our named executive officers entered into an employment agreement with the Company, or an Executive Agreement. The Executive Agreements provide for each named executive officer’s at-will employment and set forth, among other things, the applicable named executive officer’s annual base salary and annual target cash bonus. Mr. Hawryluk’s current annual base salary is $540,000, and he is eligible to receive an annual incentive bonus with an annual target amount of 50% of his base salary. Mr. Bartram’s current annual base salary is $442,000, and he is eligible to receive an annual incentive bonus with an annual target amount of 40% of his current annual base salary. Dr. Azoulay’s current annual base salary is $450,000, and he is eligible to receive an annual incentive bonus with an annual target amount of 40% of his current annual base salary. In addition, each named executive officer is eligible to participate in the benefit plans and programs of the Company, subject to the terms of such plans.

Each of the named executive officers will also be eligible to receive severance payments and benefits in connection with a termination without “cause” or for “good reason”. In connection with such a termination, a named executive officer would be eligible to receive the following payments and benefits subject to the name executive officer’s execution of a release and subject to not breaching any of the named executive officer’s post-employment contractual obligations to the Company: (i) continued payment of the named executive officer’s then-current base salary for a period of twelve (12) months following termination, (ii) if the named executive officer was participating in the Company’s group health plan immediately prior to the termination date and timely elects continuation coverage under COBRA, company-paid COBRA premiums for the named executive officer and such named executive officer’s eligible dependents for a period of 12 months following termination, and (iii) accelerated vesting of the unvested portion of any outstanding time-based equity award in an amount equal to the amount that would have vested had the named executive officer remained employed with us through the twelve (12) month anniversary following the date of termination. Each of the named executive officers will also be eligible to receive enhanced severance payments and benefits (in lieu of the payments and benefits described in the immediately preceding sentence) if such a qualifying termination of employment occurs within three months prior to or 12 months following a sale event. In connection with such a termination, a named executive officer would be eligible to receive the following payments and benefits subject to the named executive officer’s execution of a release and subject to not breaching any of the named executive officer’s post-employment contractual obligations to the Company: (i) a lump sum payment equal to 1.5 (or 1.25 in the case of Mr. Bartram and Dr. Azoulay) multiplied by the sum of the named executive officer’s (A) then-current base salary, plus (B) the target bonus for the year of termination at target level, (ii) if the named executive officer was participating in the Company’s group health plan immediately prior to the termination date and timely elects continuation coverage under COBRA, company-paid COBRA premiums for the named executive officer and the named executive officer’s eligible dependents for a period of 18 months (or 15 months in the case of Mr. Bartram and Dr. Azoulay) following termination, and (iii) 100% of all unvested and outstanding time-based equity awards shall accelerate and become fully vested and exercisable or nonforfeitable.

Notwithstanding anything to the contrary set forth above, the Executive Agreements also provide that, upon a sale event, provided the named executive officer remains employed by the Company as of the closing date of the sale event, 100% of all equity awards held by the named executive officer immediately prior to the closing of our initial public offering (other than any awards granted in connection with this offering under the 2024 Plan (as defined below)) will be fully accelerated and vested no later than the date of the sale event.

The Executive Agreements further provide that, in the event the amount of any compensation by the Company to or for the benefit of the named executive officers under the Executive Agreements would be subject to the excise tax imposed by Section 4999 of the Code, then such compensation shall be reduced (but not below zero) so that the sum of the compensation shall be $1.00 less than the amount at which the named executive officer becomes subject to the excise tax imposed under Section 4999 of the Code; provided that such reduction shall only occur if such reduction would result in a higher net after-tax benefit to the named executive officer.

Outstanding equity awards at fiscal 2024 year end

The following table lists all outstanding equity awards held by our named executive officers as of December 31, 2024:

		Option awards(1)					Stock awards
Name	Vesting commencement date	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)

P. Kent Hawryluk	09/12/2024	-	(3)	120,436	16.00	09/11/2034	-		-
	8/15/2023	718,391	(4)	-	7.82	8/14/2033	-		-
	11/7/2022	312,567	(5)	-	3.25	11/6/2032	-		-
	11/12/2021	-		-	-	-	7,148	(9)	131,738

Richard Bartram	09/12/2024	-	(3)	42,578	16.00	09/11/2034	-		-
	08/15/2023	79,209	(6)	-	7.82	8/14/2033	-		-
	11/7/2022	52,806	(7)	-	3.25	11/6/2032	-		-
	04/11/2022	93,577	(8)	-	3.01	4/19/2032	-		-

Salomon Azoulay, M.D.	09/12/2024	-	(3)	45,011	16.00	9/11/2034	-		-
	06/24/2024	-	(3)	249,540	10.46	8/1/2034	-		-

(1)
Each stock option award is subject to the terms of our 2019 Stock Option and Grant Plan, as amended, (the "2019 Plan") or the terms of our 2024 Stock Option and Incentive Plan (the "2024 Plan"). Each stock option is subject to acceleration in the event of a sale event (as defined in the 2019 and 2024 Plans), subject to the named executive officer’s service relationship with the Company at the time of the sale event, as described above under “Employment arrangements with our named executive officers.”
(2)
Represents $18.43 per share, the fair market value of a share of our common stock as of December 31, 2024, multiplied by the number of unvested shares of stock outstanding as of such date.
(3)
The shares subject to the stock option are exercisable upon vesting. 25% of the shares subject to the stock option will vest on the first anniversary following the vesting commencement date, and the remaining 75% of the shares subject to the stock option will vest in 36 equal monthly installments thereafter, in each case, subject to the named executive officer's continuous service relationship with the Company through each applicable vesting date.
(4)
The shares subject to this stock option are early exercisable, subject to a right of repurchase that lapses as the shares vest. All the shares subject to this option vest in 48 equal monthly installments following the vesting commencement date, in each case, subject to Mr. Hawryluk’s continuous service relationship with the Company through each applicable vesting date. As of December 31, 2024, 239,463 shares of common stock underlying this option had vested, with an unvested balance of 478,928 shares.
(5)
All of the 478,927 shares originally subject to this option were exercisable as of the date of grant, subject to a right of repurchase that lapses as the shares vest, and Mr. Hawryluk exercised 166,360 shares. All the shares subject to this option vest in 48 equal monthly installments following the vesting commencement date, in each case, subject to Mr. Hawryluk’s continuous service relationship with the Company through each applicable vesting date. As of December 31, 2024, (i) Mr. Hawryluk had exercised 166,360 shares subject to the option, of which all shares have vested and (ii) 229,485 of the 312,567 unexercised stock options remained unvested.
(6)
The shares subject to this stock option are early exercisable, subject to a right of repurchase that lapses as the shares vest. All the shares subject to this option vest in 48 equal monthly installments following the vesting commencement date, in each case, subject to Mr. Bartram's continuous service relationship with the Company through each applicable vesting date. As of December 31, 2024, 26,403 shares of common stock underlying this option had vested, with an unvested balance of 52,806 shares.
(7)
The shares subject to this stock option are early exercisable, subject to a right of repurchase that lapses as the shares vest. 25% of the shares subject to the stock option vested on the first anniversary following the vesting commencement date, and the remaining 75% of the shares subject to the stock option vest in 36 equal monthly installments thereafter, subject to Mr. Bartram’s continuous service relationship with the Company through each applicable vesting date. As of December 31, 2024, 27,503 shares of common stock underlying this option had vested, with an unvested balance of 25,303 shares.

(8)
The shares subject to this stock option are early exercisable, subject to a right of repurchase that lapses as the shares vest. 25% of the shares subject to the stock option vested on the first anniversary following the vesting commencement date, and the remaining 75% of the shares subject to the stock option vest in 36 equal monthly installments thereafter, subject to Mr. Bartram’s continuous service relationship with the Company through each applicable vesting date. As of December 31, 2024, 62,385 shares of common stock underlying this option had vested, with an unvested balance of 31,192 shares.
(9)
Represents shares of restricted stock acquired upon the early exercise of a stock option, subject to a right of repurchase that lapses as the shares vest. Such shares vest in 48 equal monthly installments following the vesting commencement date, in each case, subject to Mr. Hawryluk’s continuous service relationship with the Company through each applicable vesting date.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments

We do not have a formal policy with respect to the timing of our equity award grants. During 2024 and following our initial public offering, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant stock options to our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the 2019 Plan, the 2024 Plan and the 2024 Employee Stock Purchase Plan (the "2024 ESPP"). We have no equity compensation plans that were not approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, units and rights (#)		Weighted- average exercise price of outstanding options, units and rights ($)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in first column)
Equity compensation plans approved by security holders(1)	3,502,440	(2)	$8.70	2,892,689	(3)(4)
Equity compensation plans not approved by security holders	—		—
Total	3,502,440		$8.70	2,892,689

(1)
Consists of our 2019 Plan and our 2024 Plan. No shares have been issued under the 2024 ESPP. Following our initial public offering, we have not and will not grant any awards under our 2019 Plan, but all outstanding awards under the 2019 Plan will continue to be governed by their existing terms.
(2)
Includes 3,502,440 shares of common stock issuable upon the exercise of outstanding options, of which 2,955,258 are subject to our 2019 Plan and 547,182 are subject to our 2024 Plan.
(3)
As of December 31, 2024, there were 2,603,253 shares available for future issuance under the 2024 Plan and 289,436 shares reserved for issuance under the 2024 ESPP.
(4)
The 2024 Plan provides that the number of shares reserved and available for issuance under the 2024 Plan will automatically increase each January 1, beginning on January 1, 2025, by 5% of the sum of the outstanding number of shares of common stock and the numbers of shares of common stock issuable pursuant to the exercise of any outstanding pre-funded warrants to acquire common stock for a nominal exercise price on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards granted under the 2024 Plan and the 2019 Plan that are forfeited, canceled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) will be added to the shares of common stock available for issuance under the 2024 Plan. The 2024 ESPP provides that the number of shares reserved and available for issuance will automatically increase on January 1, 2025 and each January 1 thereafter, by the least of (i) 578,872 shares of common stock, (ii) one percent (1%) of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (iii) such lesser number of shares of common stock as determined by the administrator of the 2024 ESPP. The number of shares reserved under the 2024 ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

DIRECTOR COMPENSATION

2024 director compensation table

The following table presents the total compensation paid by the Company to non-employee members of our board of directors during the fiscal year ended December 31, 2024. Other than as set forth below, we did not pay any compensation or issue any equity awards or non-equity awards to any of the members of our board of directors in 2024 for their services as members of the board of directors. In addition, Mr. Hawryluk, our President and Chief Executive Officer, does not receive any compensation from the Company for his service on our board of directors. See the section titled “Executive Compensation”, above, for more information on the compensation paid to or earned by Mr. Hawryluk as an employee for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1)(2)($)	Total ($)
Tiba Aynechi	15,265	191,793	207,058
James M. Cornelius	17,446	349,283	366,729
Richard DiMarchi (3)	—	177,467	177,467
Carl L. Gordon	14,974	191,793	206,767
Patrick J. Heron	21,516	191,793	213,309
Edward T. Mathers	13,957	191,793	205,750
Ora Pescovitz	15,120	407,141	422,261
Steven Ryder	13,956	464,999	478,955

(1)
Amounts shown reflect the grant date fair value of an option award granted during 2024. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Codification Topic 718 -- Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. See Note 12 to the financial statements in our 2024 Annual Report on Form 10-K regarding assumptions we made in determining the fair value of option awards. The amounts reported in this column reflect the accounting cost for these stock option awards and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock option awards or any sale of the underlying shares.

(2)
As of December 31, 2024, the aggregate number of shares subject to option awards held by non-employee directors were: Tiba Aynechi: 15,963; James M. Cornelius: 55,240; Carl L. Gordon: 15,963; Patrick J. Heron: 15,963; Edward T. Mathers: 15,963; Ora Pescovitz: 38,604; and Steven Ryder: 55,240.
(3)
Effective January 12, 2024, Richard DiMarchi resigned from our board of directors. Notwithstanding the foregoing, on January 31, 2024, our board of directors approved an option to Mr. DiMarchi to purchase 74,862 shares of our common stock, with a grant date fair value of $177,467, which was fully vested on the grant date (the “DiMarchi Option”). The DiMarchi Option was promised to Dr. DiMarchi pursuant to a consulting agreement with Dr. DiMarchi effective January 1, 2023 (the "DiMarchi Consulting Agreement"), which provided that Mr. DiMarchi would be granted such option upon the achievement of specified milestones, subject to and contingent upon approval by our board of directors. The DiMarchi Consulting Agreement was subsequently amended on January 17, 2024 to provide that such milestones were successfully achieved, resulting in our board of directors approving the DiMarchi Option in connection with continuous consulting services to the Company on the date of grant. No equity awards were granted to Mr. DiMarchi during 2024 related to his service on our board of directors.

Non-employee director compensation policy

In connection with our initial public offering, in September 2024, we adopted a new non-employee director compensation policy, designed to enable us to attract and retain, on a long term basis, highly qualified non-employee directors. Under the policy, our non-employee directors are eligible to receive cash retainers (which will be payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for Board Membership:

$40,000 for general availability and participation in meetings and conference calls of our Board of Directors

Additional Annual Retainer for Committee Membership
Audit Committee Chairperson:	$15,000
Audit Committee member (other than Chairperson):	$7,500
Compensation Committee Chairperson:	$10,000
Compensation Committee member (other than Chairperson):	$5,000
Nominating and Corporate Governance Committee Chairperson:	$8,000
Nominating and Corporate Governance Committee member (other than Chairperson):	$4,000
Science & Medicine Committee Chairperson:	$8,000
Science & Medicine Committee member (other than Chairperson):	$4,000
Additional Annual Retainer for Non-Executive Chairperson	$30,000
Additional Annual Retainer for Lead Director	$20,000

In addition, our policy provides that, upon initial election or appointment to our board of directors, each new non-employee director will be granted a one-time grant of a non-statutory stock option to purchase 32,000 shares of common stock on the date of such director’s election or appointment to the board of directors, or the Director Initial Grant. The Director Initial Grant will vest over three years, with 1/3 of the Director Initial Grant vesting upon the first anniversary of the vesting commencement date and the remaining 2/3 of the Director Initial Grant vesting in 24 monthly installments thereafter, subject to the non-employee director’s continued services to the company. On the date of each annual meeting of stockholders of our company, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual award of a non-statutory stock option to purchase 16,000 shares of common stock. The Director Annual Grant will vest in full on the earlier of the one-year anniversary of the grant date or on the date of our next annual meeting of stockholders, subject to the non-employee director’s continued services to the us. If a new non-employee director joins our board of directors on a date other than the date of the Company’s annual meeting of stockholders, then such non-employee director will be granted a pro-rata portion of the Director Annual Grant based on the time between such non-employee director’s appointment and such next annual meeting of stockholders on the first eligible grant date following such non-employee director’s appointment to our board of directors. Such awards are subject to full acceleration vesting upon the sale of our company.

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for service as a non-employee director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year.

We also reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.

Employee directors receive no additional compensation for their service as a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation agreements and other arrangements described under "Executive Compensation" and "Director Compensation" in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is currently not proposed, any transaction or series of similar transactions to which we were, or will be, a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
in which any of our executive officers, directors or holder of five percent or more of any class of our common stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this proxy statement under “Executive Compensation” and “Director Compensation.”

Series B convertible preferred stock financing

In November 2022 and August 2023, we issued an aggregate of 129,240,032 shares of our Series B convertible preferred stock as follows: (a) 40,545,552 shares of Series B convertible preferred stock sold at a purchase price of $0.90 per share at the initial closing for gross proceeds of $36.5 million, (b) 12,573,381 shares of Series B convertible preferred stock which were converted pursuant to the conversion of the 2022 Notes and (c) 76,121,099 shares of Series B convertible preferred stock sold at a purchase price of $0.90 per share pursuant to the achievement of certain development milestones for gross proceeds of $68.5 million. The following table summarizes purchases of our Series B convertible preferred stock by related persons:

Stockholder	Shares of Series B preferred stock	Total purchase and/or conversion price
Frazier Life Sciences X, L.P.(1)	28,297,265	$25,065,524.50
James Cornelius (2)	233,192	$188,886.33
Richard DiMarchi (3)	553,607	$448,421.89
New Enterprise Associates 17, L.P.(4)	25,142,840	$22,365,700.60
Norwest Venture Partners XVI, LP(5)	16,666,666	$14,999,999.40
OrbiMed Private Investments VII, LP(6)	19,587,284	$17,365,700.23
P. Kent Hawryluk(7)	1,396,762	$1,207,230.94
Entities affiliates with RA Capital (8)	16,666,666	$14,999,999.40
Wellington Biomedical Innovation Master Investors (Cayman) II L.P.(9)	16,666,666	$14,999,999.40

(1)
Frazier is a holder of five percent or more of our capital stock. Mr. Heron is a Managing Partner of Frazier and a member of our board of directors. 4,466,829 shares were issued pursuant to conversion of a convertible note in the amount of $3,618,132.07 of principal and interest then outstanding.
(2)
James Cornelius is a member of our board of directors. All shares were issued pursuant to conversion of a convertible note in the amount of $188,886.33 of principal and interest then outstanding.
(3)
Dr. DiMarchi was a former member of our board of directors until January 2024. All of the shares were issued pursuant to conversion of a convertible note.
(4)
Entities affiliated with NEA are holders of five percent or more of our capital stock. Mr. Mathers is a General Partner of NEA and a member of our board of directors. 2,920,619 shares were issued pursuant to conversion of a convertible note in the amount of $2,365,701.74 of principal and interest then outstanding.
(5)
Norwest Venture Partners XVI, LP, or Norwest, is a holder of five percent or more of our capital stock. Dr. Aynechi is a General Partner at Norwest and a member of our board of directors.
(6)
OrbiMed is a holder of five percent or more of our capital stock. Dr. Gordon is founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed and a member of our board of directors. 2,920,619 shares were issued pursuant to conversion of a convertible note in the amount of $2,365,701.73 of principal and interest then outstanding.
(7)
Mr. Hawryluk is our President and Chief Executive Officer and a member of our board of directors. 553,944 shares were issued pursuant to conversion of a convertible note in the amount of $448,694.74 of principal and interest then outstanding.

(8)
Entities affiliates with RA Capital, or RA Capital, are holders of five percent or more of our capital stock.
(9)
Wellington Biomedical Innovation Master Investors (Cayman) II L.P., or Wellington, is a holder of five percent or more of our capital stock.

Series C convertible preferred stock financing

In August 2024, we issued an aggregate of 61,650,480 shares of our Series C convertible preferred stock at a purchase price of $1.03 for gross proceeds of $63.5 million. The following table summarizes purchases of our Series C convertible preferred stock by related persons:

Stockholder	Shares of Series C preferred stock	Total purchase price
Frazier Life Sciences Public Fund, L.P.(1)	7,497,087	$7,721,999.61
Frazier Life Sciences Public Overage Fund, L.P.(1)	2,211,650	$2,277,999.50
OrbiMed Genesis Master Fund, L.P.(2)	4,854,368	$4,999,999.04
P. Kent Hawryluk Revocable Trust dated January 25, 2011(3)	970,873	$999,999.19
Wellington Biomedical Innovation Master Investors (Cayman) II L.P.(4)	4,854,368	$4,999,999.04

(1)
Frazier is a holder of five percent or more of our capital stock. Mr. Heron is a Managing Partner of Frazier and a member of our board of directors.
(2)
OrbiMed is a holder of five percent or more of our capital stock. Dr. Gordon is founding member, Managing Partner, and Co-Head of Global Private Equity at OrbiMed and a member of our board of directors.
(3)
Mr. Hawryluk is our President and Chief Executive Officer and a member of our board of directors. He is also a holder of five percent or more of our capital stock.
(4)
Wellington Biomedical Innovation Master Investors (Cayman) II L.P., or Wellington, is a holder of five percent or more of our capital stock.

Agreements with stockholders

In connection with our Series A, Series B and Series C convertible preferred stock financings, we entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These agreements terminated upon the closing of our initial public offering, except for the registration rights granted under our amended and restated investors’ rights agreement, as more fully described in our prospectus dated September 12, 2024 and filed on September 13, 2024 in the section entitled “Description of capital stock—Registration rights.”

Research and consulting agreements

On January 1, 2023, we entered into a consulting agreement with Dr. DiMarchi, or the Consulting Agreement. Pursuant to the Consulting Agreement, Dr. DiMarchi’s outstanding equity continued to vest, and we granted him an additional 74,862 in options in January 2024. All of Dr. DiMarchi’s outstanding options were accelerated to vest on January 31, 2024. We did not pay any consulting fees during the year ended December 31, 2023 nor during the year ended December 31, 2024. This agreement can be terminated by either party at any time. Dr. DiMarchi was our former Chief Scientific Officer and a former member of our board of directors until January 2024 and currently serves as a consultant.

Stock option grants to directors and executive officers

We have granted stock options to our directors and named executive officers as more fully described in the sections entitled “Executive Compensation” and "Director Compensation."

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Our certificate of incorporation contains provisions that limit the liability of our officers for monetary damages to the fullest extent permitted by Delaware law. Consequently, our officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as officers, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any transaction from which they derived an improper personal benefit; or

•	arising from any claim brought by or in the right of our company.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Policies for approval of related party transactions

In connection with our initial public offering, we adopted a written related party transactions policy that will provide that such transactions must be approved by our Audit Committee. This policy became effective on September 13, 2024, the date our registration statement for our initial public offering became effective. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5 percent beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members or affiliated entities.

PRINCIPAL STOCKHOLDERS

The following table sets forth, to the extent known by us or ascertainable from public filings, information regarding the beneficial ownership of our common stock as of April 11, 2025 by:

•
each person, or group of affiliated persons, who is known by us to be the beneficial owner of five percent or more of our outstanding common stock (on an as-converted to common stock basis);
•
each of our directors;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

The information in the following table is calculated based on 33,424,371 shares of common stock outstanding as of April 11, 2025.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of April 11, 2025 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032.

	Shares of common stock beneficially owned
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with Frazier Life Sciences(1)	5,985,347	17.91%
Entities affiliated with OrbiMed Advisors LLC(2)	4,002,887	11.98%
Entities affiliated with New Enterprise Associates(3)	3,620,539	10.83%
Deep Track Biotechnology Master Fund, Ltd.(4)	3,018,935	9.03%
Entities affiliated with Wellington Management Group LLP (5)	2,937,853	8.79%
Norwest Venture Partners XVI, LP(6)	2,136,335	6.39%
Directors and Named Executive Officers
P. Kent Hawryluk(7)	1,960,632	5.69%
Richard Bartram(8)	225,592	*
Saloman Azoulay, M.D.(9)	—	*
Tiba Aynechi, Ph.D.(10)	2,136,335	6.39%
James M. Cornelius(11)	141,359	*
Carl Gordon, Ph.D.(12)	4,002,887	11.98%
Patrick J. Heron(13)	5,985,347	17.91%
Edward T. Mathers(14)	3,614,486	10.81%
Ora Pescovitz, M.D.(15)	46,970	*
Steven Ryder, M.D.(16)	39,277	*
Steven L. Hoerter(17)	—	*
All executive officers and directors as a group (11 persons)(18)	18,152,885	52.19%

* Less than one percent.

(1)
The information reported is based on information in a Schedule 13G, as filed by Frazier Life Sciences Public Fund, L.P.with the SEC on September 23, 2024. Consists of (i) 4,552,774 shares of common stock held directly by Frazier Life Sciences X, L.P., or FLS X, (ii) 1,103,920 shares of common stock held directly by Frazier Life Sciences Public Fund, L.P., or FLS Public Fund, (iii) 325,653 shares of common stock held by Frazier Life Sciences Public Overage Fund, L.P., or FLS Overage Fund, and (iv) 3,000 shares of common stock held directly by Frazier Life Sciences XI, L.P., or FLS XI. FHMLS X, L.P. is the general partner of FLS X, and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. James

Topper, M.D., Ph.D., and Patrick J. Heron are the sole managing members of FHMLS X, L.L.C. and share voting and investment power of the securities held by FLS X. FHMLS XI, L.P. is the general partner of FLS XI, and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. James Topper, M.D., Ph.D., and Daniel Estes are the sole managing members of FHMLS XI, L.L.C. and share voting and investment power of the securities held by FLS XI. Mr. Heron is a member of our board of directors. Dr. Topper, Mr. Estes and Mr. Heron disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein. FHMLSP, L.P. is the general partner of FLS Public Fund and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Albert Cha, James N. Topper, Patrick J. Heron and James Brush are the managing directors of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by FLS Public Fund. Dr. Cha, Dr. Topper, Mr. Heron and Dr. Brush disclaim beneficial ownership of the shares held by FLS Public Fund except to the extent of their pecuniary interests in such shares, if any. FHMLSP Overage, L.P., is the general partner of FLS Overage Fund and FHMLSP Overage, L.L.C. is the general partner of FHMLSP Overage, L.P. Dr. Cha, Dr. Topper, Mr. Heron and Dr. Brush are the members of FHMLSP Overage, L.L.C. and therefore share voting and investment power over the shares held by FLS Overage Fund. Dr. Cha, Dr. Topper, Mr. Heron and Dr. Brush disclaim beneficial ownership of the shares held by FLS Overage Fund except to the extent of their pecuniary interests in such shares, if any. The address for above referenced entities and persons is 1001 Page Mill Rd., Building 4, Ste. B, Palo Alto, CA 94304.
(2)
The information reported is based on information in a Form 4, as filed by OrbiMed Advisors LLC with the SEC on February 19, 2025. Consists of (i) 3,255,000 shares of common stock held by OrbiMed Private Investments VII, LP, or OPI VII, and (ii) 747,887 shares of common stock held by OrbiMed Genesis Master Fund, L.P, or Genesis Master Fund. OrbiMed Capital GP VII LLC, or OrbiMed GP VII, is the general partner of OPI VII. OrbiMed Genesis GP LLC, or Genesis GP, is the general partner of Genesis Master Fund. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of OrbiMed GP VII and Genesis GP. By virtue of such relationships, OrbiMed GP VII and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI VII, and Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power with respect to shares held by Genesis Master Fund. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and W. Carter Neild. Dr. Gordon is a member of OrbiMed Advisors and a member of our board of directors. Each of OrbiMed GP VII, Genesis GP, OrbiMed Advisors, Mr. Borho, Mr. Neild, and Dr. Gordon disclaims beneficial ownership of the shares held by OPI VII and Genesis Master Fund, except to the extent of its or his pecuniary interest therein if any. The address for each of the entities and individuals identified in this footnote is c/o OrbiMed Advisors LLC, 601 Lexington Avenue 54th Floor, New York, NY 10022.
(3)
Consists of (i) 3,614,486 shares of common stock held by New Enterprise Associates 17, L.P., or NEA 17, and (ii) 6,053 shares of common stock held by NEA Ventures 2020, L.P., or NEA Ven 2020. The information reported for NEA 17 is based on information in a Schedule 13D, as filed by NEA 17 with the SEC on September 23, 2024 and the information reported regarding NEA Ven 2020 is based on Company Record. NEA Partners 17, L.P., or NEA Partners 17, is the sole general partner of NEA 17. NEA 17 GP, LLC, or NEA 17 LLC, is the sole general partner of NEA Partners 17. The securities directly held by NEA Ven 2020 are indirectly held by Karen Welsh, the general partner of NEA Ven 2020. Forest Baskett, Ali Behbahani, Carmen Chang, Anthony Florence, Jr., Mohamad Makhzoumi, Edward Mathers, Scott D. Sandell, Paul Walker, and Rick Yang are the managers of NEA 17 LLC. NEA 17, NEA Partners 17, NEA 17 LLC and the managers of NEA 17 LLC share voting and dispositive power with regard to the securities held by NEA 17. Mr. Mathers is a partner at New Enterprise Associates and member of our board of directors. Each of NEA 17, NEA Partners 17 and NEA 17 LLC as well as each of the managers of NEA 17 LLC disclaims beneficial ownership of all shares held by NEA 17 except to the extent of their actual pecuniary interest therein. NEA 17’s and NEA Ventures 2020, L.P.’s mailing address is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093-4135.
(4)
The information reported is based on information in a Schedule 13G, as filed by Deep Track Capital, LP with the SEC on September 23, 2024. Consists of 3,018,935 shares of common stock held by Deep Track Biotechnology Master Fund, Ltd., or Deep Track Fund. Deep Track Capital, LP, or Deep Track Manager, is the investment manager of Deep Track Fund. Deep Track Capital GP, LLC, or Deep Track Partner, is the general partner of Deep Track Manager and David Kroin is the managing member of Deep Track Partner. The address of each of Deep Track Fund, Deep Track Manager, Deep Track Partner and Mr. Kroin is 200 Greenwich Ave, 3rd Floor, Greenwich, Connecticut 06830.
(5)
The information reported is based on information in a Schedule 13G, as filed by Wellington Management Group LLP with the SEC on November 8, 2024. Consists of 2,937,853 shares of common stock beneficially owned by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively, the “Wellington Entities”). Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP each have shared voting power with respect to 2,789,254 shares of common stock, and shared dispositive power with respect to 2,937,853 shares of common stock. Wellington Management Company LLP has shared voting power with respect to 2,789,254 shares of common stock and shared dispositive power with respect to 2,922,425 shares of common stock. Wellington Management Company LLP, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is the investment adviser to Wellington Biomedical Fund, and Wellington Alternative Investments LLC is its general partner.

Wellington Management Investment, Inc. is the managing member of Wellington Alternative Investments LLC. Wellington Management Company LLP is an indirect subsidiary of Wellington Management Group LLP. Additional information about Wellington Management Company LLP is available in its Form ADV filed with the SEC. The address of all of the Wellington entities is 280 Congress Street, Boston, MA 02210.
(6)
The information reported is based on information in a Schedule 13D, as filed by Norwest Venture Partners XVI, LP, or NVP XVI, with the SEC on September 23, 2024. Consists of 2,136,335 shares of common stock held by NVP XVI. Genesis VC Partners XVI, LLC, or Genesis XVI, is the general partner of NVP XVI and NVP Associates, LLC, or NVP Associates, is the managing member of Genesis XVI. Genesis XVI, NVP Associates and Jeffrey Crowe and Jon E. Kossow, as co-chief executive officers of NVP Associates, and Tiba Aynechi, Ph.D., as an officer of NVP Associates and director of MBX Biosciences, may be deemed to share voting and dispositive power over the shares held by NVP XVI. Each of Genesis XVI, NVP Associates, Messrs. Crowe and Kossow and Dr. Aynechi disclaims beneficial ownership of the securities held by NVP XVI, except to the extent of its, his or her respective pecuniary interest therein. The address for each of these entities and individuals is 1300 El Camino Real, Suite 200, Menlo Park CA 94025.
(7)
Consists of 448,277 shares of common stock outstanding held by the P. Kent Hawryluk Revocable Trust dated January 25, 2011, or the Hawryluk Trust, 477,498 shares of common stock outstanding held by Mr. Hawryluk, 3,899 shares of restricted stock outstanding issued pursuant to early exercise of stock options subject to continued vesting for Mr. Hawryluk and 1,030,958 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025. Mr. Hawryluk exercises voting and dispositive power over the shares beneficially owned by the Hawryluk Trust.
(8)
Consists of 225,592 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025.
(9)
Dr. Azoulay does not own any common stock outstanding or have stock options exercisable within 60 days of April 11, 2025.
(10)
Consists of the shares described in footnote (6) above. Dr. Aynechi disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein, if any.
(11)
Consists of 102,082 shares of common stock held by Mr. Cornelius and 39,277 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025.
(12)
Consists of the shares described in footnote (2) above. Dr. Gordon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.
(13)
Consists of the shares described in footnote (1) above. Mr. Heron disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.
(14)
Consists of shares held by NEA 17 described under footnote (3) above, over which Mr. Mathers shares voting and dispositive power. Mr. Mathers, a member of our board of directors and a General Partner at New Enterprise Associates, Inc. has no voting or dispositive power with regard to any shares held by NEA Ventures. In addition, Mr. Mathers disclaims beneficial ownership of above-referenced shares held by entities affiliated with New Enterprise Associates, Inc. described in footnote (3) except to the extent of his actual pecuniary interest therein.
(15)
Consists of 14,903 shares of common stock outstanding issued pursuant to early exercise of stock options, 1,733 shares of restricted stock outstanding issued pursuant to early exercise of stock options subject to continued vesting, 22,641 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025, and 7,693 shares of common stock purchased on April 8, 2025.
(16)
Consists of 39,277 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025.
(17)
Mr. Hoerter was elected to the Board of Directors effective April 7, 2025. He does not own any common stock outstanding or have stock options exercisable within 60 days of April 11, 2025.
(18)
Consists of (i) 16,787,447 shares of common stock, of which a certain number are restricted stock subject to vesting as noted above and (ii) 1,357,745 shares of common stock underlying outstanding early exercise stock options that are immediately exercisable within 60 days of April 11, 2025.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of MBX under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our board of directors. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://investors.mbxbio.com/corporate-governance/governance-overview. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management MBX’s audited financial statements as of and for the year ended December 31, 2024.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of MBX for the fiscal year ended December 31, 2024. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the public company accounting oversight board, or the PCAOB, and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on these reviews and discussions, the Audit Committee has recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF MBX BIOSCIENCES, INC.

James M. Cornelius, Chairperson
Tiba Aynechi
Carl L. Gordon

April 23, 2025

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary, email: info@mbxbio.com or telephone: 317-659-0200. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in next year's proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 24, 2025. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2025 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals must be delivered by mail to and should be addressed to MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2026 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 5, 2026 and no later than March 7, 2026. Stockholder proposals and the required notice should be addressed to MBX Biosciences, Inc., 11711 N. Meridian Street, Suite 300, Carmel, Indiana 46032, Attention: Corporate Secretary. Such stockholder proposals and director nominations must also comply with the advance notice provisions contained in Section 2 of our Bylaws.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2026 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

w SCAN TO w SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2025, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MBX2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2025, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. MBX BIOSCIENCES, INC. 11711 N. MERIDIAN STREET, SUITE 300 CARMEL, INDIANA 46032 V74306-P29260 MBX BIOSCIENCES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of two Class I Directors, each to serve until the Company's 2028 Annual Meeting of Stockholders or until such person's successor is duly elected and qualified, or until their earlier death, resignation or removal: Nominees: ! 1a. Tiba Aynechi, Ph.D. 1b. P. Kent Hawryluk The Board of Directors recommends you vote FOR the following proposal: For Against Abstain ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V74307-P29260 MBX BIOSCIENCES, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 5, 2025 AT 8:00 A.M. ET THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) P. Kent Hawryluk, Richard Bartram and Patrick Heron, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MBX Biosciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 8:00 a.m. ET, on June 5, 2025, at www.virtualshareholdermeeting.com/MBX2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE